BLANCHARD
                                GROUP OF FUNDS


                                  BLANCHARD
                            ASSET ALLOCATION FUND

                                  Prospectus

                              November 30, 1997

                                  BLANCHARD


BLANCHARD ASSET ALLOCATION FUND
(A PORTFOLIO OF BLANCHARD FUNDS)

PROSPECTUS

The shares of Blanchard Asset Allocation Fund (the "Fund") offered by this prospectus represent interests in a diversified portfolio in Blanchard Funds (the "Trust"), an open-end management investment company (a mutual fund). The Fund seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other investments.

INVESTMENT PRODUCTS ARE NOT DEPOSITS, OBLIGATIONS OF, OR GUARANTEED BY ANY BANK. THEY ARE NOT INSURED BY THE FDIC. THEY INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL INVESTED.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.


The Fund has also filed a Statement of Additional Information dated November 30, 1997, with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus if you have received this copy electronically, free of charge, by calling 1-800-829-3863. To obtain other information, or make inquiries about the Fund, contact Signet Financial Services, Inc. at 1-800-829-3863. The Statement of Additional Information, material incorporated by reference into this document and other information regarding the Fund, is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).


The Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization, on behalf of the Fund, pursuant to which, on or about February 27, 1998, all of the assets, and certain liabilities of the Fund would be acquired in exchange for shares of a similarly managed fund (the "Acquiring Fund") that is advised by an affiliate of First Union Corporation. The reorganization would result in the liquidation and termination of the Fund. Pursuant to the reorganization, holders of Shares of the Fund would receive, tax-free, that number of shares of the Acquiring Fund having a value equal to the value of such shareholders' Shares immediately prior to the reorganization. Consummation of the reorganization is subject to approval of the shareholders of the Fund at a meeting scheduled to be held on February 20, 1998.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated November 30, 1997





TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY OF FUND EXPENSES            1      INVESTOR SERVICES            22
-------------------------------------     ------------------------------------
FINANCIAL HIGHLIGHTS                2      Automatic Withdrawal Plan    22
-------------------------------------      Retirement Plans             22
GENERAL INFORMATION                 5      Exchange Privilege           23
-------------------------------------
WHO MAY WANT TO INVEST              5     HOW TO REDEEM                 23
-------------------------------------     -------------------------------------
INVESTMENT INFORMATION              5     General Information           24
-------------------------------------     ------------------------------------
 Investment Objective               5     SHAREHOLDER INFORMATION       25
 Investment Policies                5     -------------------------------------
 Additional Risk Considerations    16      Voting Rights                25
 Investment Risks Associated with
  Investment in Equity and Debt           EFFECT OF BANKING LAWS        25
  Securities                       17     -------------------------------------
 Portfolio Turnover                17     TAX INFORMATION               26
-------------------------------------     -------------------------------------
BLANCHARD FUNDS INFORMATION        17      Federal Income Tax           26
-------------------------------------
 Management of the Fund            17     PERFORMANCE INFORMATION       26
 Distribution of Fund Shares       19     -------------------------------------
 Administration of the Funds       20      Total Return                 26
                                           Yield Information            27
NET ASSET VALUE                    20      Distribution Rate            27
-------------------------------------      Comparative Results          27
HOW TO INVEST                      21
-------------------------------------     FINANCIALS                    29
 Purchases by Mail                 21     -------------------------------------
 General Information               22     INDEPENDENT AUDITORS' REPORT  37
                                          -------------------------------------
                                          ADDRESSES                     38
                                          -------------------------------------




BLANCHARD ASSET ALLOCATION FUND
SUMMARY OF FUND EXPENSES
-------------------------------------------------------------------------------

                       SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage of offering price).................................................................... None
Maximum Sales Load on Reinvested Dividends (as a percentage of offering price).................................................................... None
Deferred Sales Load (as a percentage of original purchase price or redemption proceeds, as applicable)................................... None
Redemption Fees (as a percentage of amount redeemed, if applicable)....... None
Exchange Fee.............................................................. None

                        ANNUAL FUND OPERATING EXPENSES
                    (As a percentage of average net assets)

Management Fee (after waiver) (1)......................................... 0.00%
12b-1 Fees (2)............................................................ 0.00%
Other Expenses (after waivers) (3)........................................ 1.00%
  Total Fund Operating Expenses (after waiver) (4)........................ 1.00%

(1) The estimated management fee has been reduced to reflect the anticipated voluntary waiver by the investment advisor. The advisor may terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 1.00%.

(2) The Fund has no present intention of paying or accruing 12b-1 fees during the fiscal year ending September 30, 1998. If the Fund were paying or accruing 12b-1 fees, the Fund would be able to pay up to 0.25% of its average daily net assets.

(3) Other Expenses would be 5.90% absent the voluntary waivers of the custodian fees, a portion of the administrative fees, and the assumption of other operating expenses by the advisor.

(4) Total Annual Fund Operating Expenses would be 6.90%, absent the voluntary waiver of the advisory fees, administrative fees, custodian fees, and the assumption by the advisor described above in notes 1 and 3.

  Total Operating expenses in the table above are based on expenses expected to be incurred during the fiscal year ending September 30, 1998. The total operating expenses were 1.00% for the fiscal year ended September 30, 1997 and would have been 5.57% absent the waivers of the management fee, administrative fee, custodian fee, and the assumption of other operating expenses by the advisor.

  THE PURPOSE OF THIS TABLE IS TO ASSIST AN INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER WILL BEAR EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE VARIOUS COSTS AND EXPENSES, SEE "HOW TO INVEST." WIRE-TRANSFERRED REDEMPTIONS MAY BE SUBJECT TO AN ADDITIONAL FEE.


  LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

EXAMPLE                                        1 Year 3 Years 5 Years 10 Years
-------                                        ------ ------- ------- --------
You would pay the following expenses on a $1,000 investment assuming (1) 5%
annual return and (2) redemption at the end of each time period. The Fund charges no redemption
fees..........................................    $10     $32     $55     $122

  THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THIS EXAMPLE IS BASED ON ESTIMATED DATA FOR FISCAL YEAR ENDING SEPTEMBER 30, 1998.


BLANCHARD ASSET ALLOCATION FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Independent Auditors' Report on page 37.

                                                    YEAR ENDED   PERIOD ENDED
                                                   SEPTEMBER 30, SEPTEMBER 30,
                                                       1997        1996 (A)
-------------------------------------------------  ------------- -------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $10.51        $10.00
-------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------
 Net investment income                                  0.61          0.17
-------------------------------------------------
  Net realized and unrealized gain on investments
  and futures contracts                                 3.27          0.34
-------------------------------------------------     ------        ------
Total from investment operations                        3.88          0.51
-------------------------------------------------     ------        ------
LESS DISTRIBUTIONS
-------------------------------------------------
 Distributions from net investment income              (0.31)           --
-------------------------------------------------
  Distributions from net realized gain on invest-
  ments
  and futures contracts                                (0.45)           --
-------------------------------------------------     ------        ------
Total distributions                                    (0.76)           --
-------------------------------------------------     ------        ------
NET ASSET VALUE, END OF PERIOD                        $13.63        $10.51
-------------------------------------------------     ------        ------
TOTAL RETURN (B)                                       38.64%         5.10%
-------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------
 Expenses                                               1.00%         1.00%*
-------------------------------------------------
 Net investment income                                  5.08%         5.39%*
-------------------------------------------------
 Expense waiver/reimbursement (c)                       4.57%         6.24%*
-------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------
 Net assets, end of period (000 omitted)              $4,669        $3,368
-------------------------------------------------
 Portfolio turnover                                       22%           33%
-------------------------------------------------

*  Computed on an annualized basis.

(a) Reflects operations for the period from June 6, 1996 (date of initial public investment) to September 30, 1996.

(b) Based on net asset value.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)



GENERAL INFORMATION
-------------------------------------------------------------------------------

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated January 24, 1986. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees (the "Board" or "Trustees") has not established separate classes of shares. A minimum initial investment of $3,000 ($2,000 for qualified retirement plans, such as IRAs and Keoghs) is required. The minimum subsequent investment requirement for the Fund is $200. The Fund is advised by Virtus Capital Management, Inc.

Fund shares are sold and redeemed at net asset value.

WHO MAY WANT TO INVEST
-------------------------------------------------------------------------------

The Fund is designed for long-term investors who are willing to tolerate market fluctuation in pursuit of potentially high long-term returns. Since the Fund uses options and futures to gain additional economic exposure to the stock and bond markets, Fund share prices can fluctuate significantly. When a shareholder sells his or her shares, they may be worth more or less than what the shareholder paid for them.

INVESTMENT INFORMATION
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Fund is to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other instruments. The investment objective cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund's investment policies permit investments in any type of domestic security (and in foreign equity securities that trade on the United States securities exchanges, and foreign income securities that are denominated in U.S. dollars), in any proportion deemed appropriate by Mellon Capital Management Corporation (the "Portfolio Adviser"), except as noted below. In addition, the Fund may invest in options and futures contracts. The Portfolio Adviser has broad latitude in selecting the class of investments and market sectors in which the Fund will invest. The Fund is not a "balanced" fund and, therefore, will not be required to continually maintain at least 25% of its assets in fixed income senior securities. Unlike shareholders of other types of funds, a shareholder of the Fund confers substantially more investment discretion on the Portfolio Adviser, enabling the Portfolio Adviser to allocate the Fund's investments among a wide variety of investment choices.

In seeking to maximize total return, the Portfolio Adviser allocates the Fund's investments principally among three major asset classes (as discussed below): stocks, bonds, and short-term instruments.

Options and futures may be used, separately or in combination, to gain additional economic exposure to an asset class. See "Derivative Contracts and Securities" and "Futures and Options on Futures."

The Portfolio Adviser regularly reviews the Fund's investment allocation, and will vary such allocation to emphasize the asset classes that, in the Portfolio Adviser's then-current judgment, provide the most favorable total return outlook. While the Fund's investments will generally be spread among the asset classes in varying proportions, there is no limitation on the amount that may be invested in any one asset class, and the Fund may at times be fully invested in stocks, bonds, or short-term instruments if the Portfolio Adviser perceives those asset classes to offer the most favorable total return outlook. In addition, options and futures may be used to gain additional economic exposure to an asset class.

In making asset allocation decisions, the Portfolio Adviser will evaluate projections of risk, market conditions, economic conditions, volatility, yields, and returns, among others. The Portfolio Adviser seeks to diversify the Fund's holdings within each asset class, in order to moderate risks. The Portfolio Adviser will use database systems to help analyze past situations and trends, portfolio management professionals to determine asset allocation, and its own credit analysis as well as credit analyses provided by rating services.

The Fund seeks total return over the long term; however, asset shifts among classes will be made at the Portfolio Adviser's discretion.

The short-term instrument class includes all types of securities and short-term instruments with remaining maturities of three years or less. The Portfolio Adviser will seek to maximize total return within the short-term instrument class by taking advantage of yield differentials between different instruments and issuers. Short-term instruments may include corporate debt securities such as commercial paper and notes; asset-backed securities; government securities issued by the United States government or its agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security; and other similar short-term instruments. These instruments must be denominated in United States dollars.

The bond class includes all varieties of domestic fixed-income securities. The Portfolio Adviser seeks to maximize total returns within the bond class by adjusting the Fund's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. As with the short-term class, these securities must be denominated in United States dollars.

At no time will more than 20% of the Fund's assets in any asset category be invested in foreign securities.

The stock class consists of a diversified portfolio of common stocks selected by the Portfolio Adviser from those stocks which trade on the United States securities exchanges, including those stocks which comprise the Standard & Poor's 500 Composite Stock Price Index* (the "S&P 500 Index"), although the Fund does not track the S&P 500 Index or attempt to track the S&P 500 Index's returns by holding a representative sample of this Index.

The Fund may buy and sell options and futures contracts to manage its exposure to changing security prices, as an efficient means of managing allocations between asset classes and as a means of increasing total return. The Fund may invest in options and futures based on any type of security or index, including options and futures not traded on exchanges.

Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge the Fund's investments against price fluctuations. Other strategies including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

In addition to strategies designed to hedge its portfolio, the Fund may purchase put options or write call options on United States stock indexes and government securities to attempt to profit from declines in stock or bond prices. The Adviser may enter into these strategies when it anticipates negative returns from the underlying stock or bond markets. If prices do not decline as anticipated, the Fund may experience losses from short strategies that are not offset by gains from its other investments.

CORPORATE DEBT SECURITIES. The corporate bonds, notes, and convertible debt securities in which the Fund may invest must be rated, at the time of purchase, BBB or better by Standard and Poor's Ratings Group ("S&P"), or Fitch Investors Services ("Fitch"), or Baa or better by Moody's Investors Service, Inc. (Moody's), or, if unrated, be of comparable quality as determined by the Fund's adviser. (If a security's rating is reduced below the required minimum after the Fund has purchased it, the Fund is not required to sell the security, but may consider doing so.) Bonds rated "BBB" by Standard & Poor's or Fitch or "Baa" by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than higher rated bonds.

COMMERCIAL PAPER. The Fund may invest in commercial paper rated A-1 by S&P, or Prime-1 by Moody's, or F-1 by Fitch and money market instruments (including commercial paper) which are unrated but of comparable quality, including Canadian Commercial Paper ("CCPs") and Europaper.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

ZERO COUPON SECURITIES. The Fund may invest in zero coupon bonds and zero coupon convertible securities. The Fund may invest in zero coupon bonds in order to receive the rate of return through the appreciation of the bond. This application is extremely attractive in a falling rate environment as the price of the bond rises rapidly in value as opposed to regular coupon bonds. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity.
--------
* "Standard & Poor's(R)", "S&P(R)", and "S&P 500(R)" and "Standard & Poor's 500" are trademarks of McGraw Hill, Inc. and have been licensed for use by Mellon Capital Management Corporation ("MCM").

 The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public


Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do no entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the bonds to the issuer at a stated price before maturity.

Generally, the price of zero coupon securities are more sensitive to fluctuations in interest than are conventional bonds and convertible securities. In addition, federal tax law requires the holder of a zero coupon security to recognize income from the security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and to avoid liability of federal income taxes, the Fund will be required to distribute income accrued from zero coupon securities which it owns, and may have to sell portfolio securities (perhaps at disadvantageous times) in order to generate cash to satisfy these distribution requirements.

BANK INSTRUMENTS. The Fund may invest in instruments of domestic and foreign banks and savings and loans (such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances) if they have capital, surplus, and undivided profits over $100,000,000, or if the principal amount of the instrument is insured by the Bank Insurance Fund ("BIF"), which is administered by the Federal Deposit Insurance Corporation ("FDIC") or the Savings Association Insurance Fund ("SAIF"), which is administered by the
FDIC. These instruments may include Eurodollar Certificates of Deposit
("ECDs"), Yankee Certificates of Deposit ("Yankee CDs"), and Eurodollar Time Deposits ("ETDs").
--------
Footnote continued from page 5.
 regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to MCM is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to MCM or the Fund. S&P has no obligation to take the needs of MCM or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

 S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY MCM, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

AMERICAN DEPOSITORY RECEIPTS ("ADRS"). The Fund may invest in ADRs. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign issuer.

FLOATING RATE CORPORATE DEBT OBLIGATIONS. The Fund expects to invest in floating rate corporate debt obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the six-month Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

Increasing rate securities, which currently do not make up a significant share of the market in corporate debt securities, are generally offered at an initial interest rate which is at or above prevailing market rates. Interest rates are reset periodically (most commonly every 90 days) at different levels on a predetermined scale. These levels of interest are ordinarily set at progressively higher increments over time. Some increasing rate securities may, by agreement, revert to a fixed rate status. These securities may also contain features which allow the issuer the option to convert the increasing rate of interest to a fixed rate under such terms, conditions, and limitations as are described in each issue's prospectus.

FIXED RATE CORPORATE DEBT OBLIGATIONS. The Fund will also invest in fixed rate securities, including fixed rate securities with short-term characteristics. Fixed rate securities with short-term characteristics are long-term debt obligations but are treated in the market as having short maturities because call features of the securities may make them callable within a short period of time. A fixed rate security with short-term characteristics would include a fixed income security priced close to call or redemption price or a fixed income security approaching maturity, where the expectation of call or redemption is high.

Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates, the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

VARIABLE RATE DEMAND NOTES. The Fund may purchase variable rate demand notes. Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Many variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features."


U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities, which generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations (including mortgage-backed securities, bonds, notes and discount notes) issued or guaranteed by the following U.S. government agencies or instrumentalities: Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Farmers Home Administration; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; and Student Loan Marketing Association. These securities are backed by: the full faith and credit of the U.S. Treasury; the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury; the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or the credit of the agency or instrumentality issuing the obligations.

Examples of agencies and instrumentalities, the securities of which are permissible investments which may not always receive financial support from the U.S. government are: Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Federal Home Loan Banks; Federal National Mortgage Association; Student Loan Marketing Association; and Federal Home Loan Mortgage Corporation.

MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities rated BBB or Baa or better by a nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Adviser. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.) There are currently four basic types of mortgagebacked securities:
(i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; (iii) those issued by private issuers that represent an interest in or are collateralized by whole loans or mortgage-backed securities without a government guarantee but usually having some form private credit enhancement; and (iv) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government.

The privately issued mortgage-related securities provide for a periodic payment consisting of both interest and/or principal. The interest portion of these payments will be distributed by the Fund as income, and the capital portion will be reinvested.

  ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS"). The Fund may invest in ARMS. ARMS are pass-through mortgage-backed securities with adjustable rather than fixed interest rates. The ARMS in which the Fund invests are issued by Ginnie Mae, Fannie Mae, and Freddie Mac and are actively traded. The underlying mortgages which collateralize ARMS issued by Ginnie Mae are fully guaranteed by the Federal Housing Administration or Veterans Administration, while those collateralizing ARMS issued by Fannie Mae or Freddie Mac are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

  COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). The Fund may invest in CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

  Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates, but may be collateralized by whole loans or private pass-through securities. CMOs may have fixed or floating rates of interest.

  The Fund will invest only in CMOs that are rated BBB or Baa or better by a nationally recognized statistical rating organization. The Fund may also invest in certain CMOs which are issued by private entities such as investment banking firms and companies related to the construction industry. The CMOs in which the Fund may invest may be: (i) securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;
  (ii) securities which are collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; (iii) collateralized by pools of mortgages in which payment of principal and interest is dependent upon the underlying pool of mortgages with no U.S. government guarantee; or (iv) other securities in which the proceeds of the issuance are invested in mortgagebacked securities and payment of the principal and interest is supported by the credit of any agency or instrumentality of the U.S.
  government.

  REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). The Fund may invest in REMICs. REMICs are offerings of multiple class mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code, as amended. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that generally are not mortgage loans or interests in mortgage loans. The Fund may invest in asset-backed securities rated BBB or Baa or better by a nationally recognized statistical rating organization including, but not limited to, interests in pools of receivables, such as motor vehicle installment obligations and credit card receivables, equipment leases, manufactured housing (mobile home) leases, or home equity loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by nongovernmental entities and carry no direct or indirect government guarantee.

INVESTMENT RISKS OF MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed and asset-backed securities generally pay back principal and interest over the life of the security. At the time the Fund reinvests the payments and any unscheduled prepayments of principal received, the Fund may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayment risks"). Mortgage-backed and asset-backed securities are subject to higher prepayment risks than most other types of debt instruments with prepayment risks because the underlying mortgage loans or the collateral supporting asset-backed securities may be prepaid without penalty or premium. Prepayment risks on mortgage-backed securities tend to increase during periods of declining mortgage interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages. Although asset-backed securities generally are less likely to experience substantial prepayments than are mortgage-backed securities, certain factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities.

While mortgage-backed securities generally entail less risk of a decline during periods of rapidly rising interest rates, mortgage-backed securities may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if mortgage-backed securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of assetbacked securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

SHORT-TERM INSTRUMENTS. The Fund may invest in U.S. and foreign short-term money market instruments, including:

  . commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, or F-1 or F-2 by Fitch, and Europaper (dollar-denominated commercial paper issued outside the United States) rated A-1, A-2, Prime-1, or Prime-2;

 .   instruments of domestic and foreign banks and savings and loans (such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances) if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC"), or the Savings Association Insurance Fund, which is also administered by the FDIC. These instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs"), and Eurodollar Time Deposits ("ETDs");

  . obligations of the U.S. government or its agencies or instrumentalities;

  . repurchase agreements;

  . securities of other investment companies; and

  . other short-term instruments which are not rated but are determined by the Adviser to be of comparable quality to the other obligations in which the Fund may invest.

OPTIONS TRANSACTIONS. The Fund may engage in options transactions. The Fund may purchase and sell options both to increase total return and to hedge against the effect of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions.

The Fund may write (i.e., sell) covered call options and covered put options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

All options written by the Fund must be "covered" options. This means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or in the case of call options on U.S. Treasury bills, substantially similar securities) or have the right to obtain such securities without payment of further consideration (or have the right to sell the underlying securities without payment of further consideration, or have segregated cash in the amount of any additional consideration).

The Fund will be considered "covered" with respect to a put option it writes, if so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option (or has the right to purchase a put option with an exercise price equal to or greater than the exercise price of the written put option).

The principal reason for writing call or put options is to manage price volatility (or risk). In addition, the Fund will attempt to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call or put option which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option, the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise. The Fund will write put options only on securities which the Fund wishes to have in its portfolio and where the Fund has determined, as an investment consideration, that it is willing to pay the exercise price of the option.

The Fund may purchase put options and call options. Such investments in put and call options may not exceed 5% of the Fund's assets, represented by the premium paid, and will only relate to specific securities (or groups of specific securities) in which the Fund may invest. The Fund may purchase call and put options for the purpose of offsetting previously written call and put options of the same series.


If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Put options may also be purchased to protect against price movements in particular securities in the Fund's portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying securities to the writer (seller) at a specified price during the term of the option. The Fund will purchase options only to the extent permitted by the policies of state securities authorities in states where shares of the Fund is qualified for offer and sale.

The Fund may generally purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options since options on the portfolio securities held by the Fund are not traded on an exchange. The Fund purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or savings and loan associations) deemed creditworthy by the Fund's investment adviser.

Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.

FUTURES AND OPTIONS ON FUTURES. The Fund may purchase and sell futures contracts to hedge against the effect of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. In addition, the Fund may use futures contracts as a means of increasing total return. Futures contracts call for the delivery of particular instruments at a certain time in the future. These instruments may include interest rate instruments, fixed income securities, Eurodollars, or contracts based on stock indices. The seller of the contract agrees to make delivery of the type of instrument called for in the contract, and the buyer agrees to take delivery of the instrument at the specified future time.

Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. An index future contract is an agreement to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

The Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may also write put options and purchase call options on futures contracts as hedges against rising purchase prices of portfolio securities. The Fund will use these transactions to attempt to protect its ability to purchase portfolio securities in the future at price levels existing at the time it enters into the transactions. When the Fund writes a put option on a futures contract, it is undertaking to buy a particular futures contract at a fixed price at any time during a specified period if the option is exercised. As a purchaser of a call option on a futures contract, the Fund is entitled (but not obligated) to purchase a futures contract at a fixed price at any time during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), may limit the Fund's use of futures contracts and options. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above.

  RISKS. When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option.

  It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. A Fund's ability to establish and close out futures and options positions depends on this secondary market.

SHORT SELLING. The Fund may make short sales with respect to futures, pursuant to a fundamental policy. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will be required to maintain a daily segregated account, containing cash or U.S. government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will at all times equal to at least 100% of the current value of the security sold short and
(ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.


  SPECIAL RISKS ASSOCIATED WITH SHORT SELLING. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security; conversely, the Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale.

  LEVERAGE THROUGH BORROWING. The Fund may borrow for investment purposes pursuant to a fundamental policy. This borrowing, which is known as leveraging, generally will be unsecured, except to the extent the Fund enters into the reverse repurchase agreements described below. The Investment Company Act of 1940 requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

  SPECIAL RISKS ASSOCIATED WITH LEVERAGING. Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and, therefore, the amount available for distribution to shareholders as dividends will be reduced. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Among the forms of borrowing in which the Fund may engage is the entry into reverse repurchase agreements with banks, brokers or dealers. These transactions involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at an agreed-upon price. In certain types of agreements, there is no agreed upon repurchase date, and interest payments are calculated daily, often based on the prevailing U.S. government securities or other high-quality liquid debt securities at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Fund. These agreements, which are treated as if reestablished each day, are expected to provide the Fund with a flexible borrowing tool.

REPURCHASE AGREEMENTS. The securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies, but will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of total assets in any one investment company, or invest more than 10% of total assets in investment companies in general. The Fund will invest in other investment companies primarily for the purpose of investing short-term cash which has not yet been invested in other portfolio instruments. It should be noted that investment companies incur certain expenses such as management fees and, therefore, any investment by the Fund in shares of another investment company would be subject to such duplicate expenses. VCM will waive its investment advisory fee on assets invested in securities of open-end investment companies.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market value of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the Portfolio Adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities on a short-term or long-term basis, to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Portfolio Adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned at all times. This policy is fundamental and cannot be changed without the approval of holders of a majority of the Fund's shares.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. However, the Fund will limit investments in illiquid securities, including (where applicable) restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net asset.


BORROWING MONEY. The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge assets as necessary to secure such borrowings. This policy is fundamental and cannot be changed without the approval of holders of a majority of the Fund's shares.

DIVERSIFICATION. With respect to 75% of the value of total assets, the Fund will not invest more than 5% in securities of any one issuer, other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities or acquire more than 10% of the outstanding voting securities of any one issuer. This policy is fundamental and cannot be changed without the approval of holders of a majority of the Fund's shares.

DERIVATIVE CONTRACTS AND SECURITIES. The term "derivative" has traditionally been applied to certain contracts (including, futures, forward, option and swap contracts) that "derive" their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as "derivatives." The term has also been applied to securities "derived" from the cash flows from underlying securities, mortgages or other obligations.

Derivative contracts and securities can be used to reduce or increase the volatility of an investment portfolio's total performance. While the response of certain derivative contracts and securities to market changes may differ from traditional investments, such as stock and bonds, derivatives do not necessarily present greater market risks than traditional investments. The Fund will only use derivative contracts for the purposes disclosed in the applicable prospectus sections above. To the extent that the Fund invests in securities that could be characterized as derivatives, it will only do so in a manner consistent with its investment objectives, policies and limitations.

ADDITIONAL RISK CONSIDERATIONS

FOREIGN SECURITIES. The Fund may invest in foreign securities. Investing in foreign securities can carry higher returns and risks than those associated with domestic investments.

FOREIGN COMPANIES. Differences between investing in foreign and U.S. companies include:

  . less publicly available information about foreign companies;

  . the lack of uniform financial accounting standards applicable to foreign companies;

  . less readily available market quotations on foreign companies;

  . differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies, and banks;

  . generally lower foreign securities market volume;

  . the likelihood that foreign securities may be less liquid or more volatile;

  . generally higher foreign brokerage commissions;

  . possible difficulty in enforcing contractual obligations or obtaining court judgments abroad because of differences in the legal systems;

  . unreliable mail service between countries; and

  . political or financial changes which adversely affect investments in some countries.

U.S. GOVERNMENT POLICIES. In the past, U.S. government policies have discouraged or restricted certain investments abroad. Although the Fund is unaware of any current restrictions which would materially adversely affect its ability to meet its investment objective and policies, investors are advised that these U.S. government policies could be reinstituted.

INVESTMENT RISKS ASSOCIATED WITH INVESTMENT IN EQUITY AND DEBT SECURITIES

As with other mutual funds that invest in equity securities, the Fund is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time. The United States equity market tends to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

In addition, with respect to fixed income securities, investors should be aware that prices of fixed income securities generally fluctuate inversely to the direction of interest rates.

PORTFOLIO TURNOVER

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Portfolio Adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The Portfolio Adviser does not anticipate that the Fund's annual turnover rate will exceed 200% under normal market conditions. A higher rate of portfolio turnover may lead to increased costs and may also result in higher taxes paid by the Fund's shareholders.

BLANCHARD FUNDS INFORMATION
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MANAGEMENT OF THE FUND

BOARD OF TRUSTEES. The Board of Trustees (the "Board" or the "Trustees") is responsible for managing the business affairs of the Trust and for exercising all of the powers of the Fund except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

MANAGER. Virtus Capital Management, Inc. ("VCM"), the Fund's Manager, is responsible for managing the Fund and overseeing the investment of its assets. In addition, VCM selects, monitors, and evaluates the Fund's Portfolio Adviser. VCM will review the Portfolio Adviser's performance record periodically, and will make exchanges, if necessary, subject to Board and shareholder approval.


MANAGEMENT FEES. VCM receives an annual management fee of 1.00% of the Fund's average net assets. The fee paid by the Fund, while higher than the management fee paid by other mutual funds in general, is comparable to fees paid by other mutual funds with similar objectives and policies. The management contract provides for the voluntary waiver of expenses by the VCM from time to time. VCM can terminate this voluntary waiver of expenses at any time at its sole discretion.



VCM'S BACKGROUND. VCM, a Maryland corporation formed in 1995, is a wholly-owned subsidiary of Signet Banking Corporation. Signet Banking Corporation is a multi-state holding company which has provided investment management services since 1956. On July 18, 1997, Signet Banking Corporation entered into a definitive Agreement and Plan of Reorganization whereby Signet Banking Corporation would be acquired by First Union Corporation, a bank holding company headquartered in Charlotte, North Carolina. VCM, which is a registered investment adviser, had more than $1.9 billion in assets under management as of September 30, 1997. As part of its regular banking operations, Signet Bank may make loans to public companies. Thus, it may be possible, from time to time, for the Fund to hold or acquire the securities of issuers which are also lending clients of Signet Bank. The lending relationship will not be a factor in the selection of securities.

THE PORTFOLIO ADVISER. Pursuant to the terms of an investment sub-advisory agreement between the Fund's Manager, VCM, and Mellon Capital Management Corporation, a Delaware corporation (the "Portfolio Adviser "), the Portfolio Adviser furnishes portfolio advisory services for the Fund. Under the terms of the sub-advisory agreement, the Portfolio Adviser has discretion to purchase and sell securities for the Fund, except as limited by the Fund's investment objective, policies and restrictions. Although the Portfolio Adviser's activities are subject to general oversight by VCM and the Trustees, selection of specific securities in which the Fund may invest are made by the Portfolio Adviser. For the services provided and the expenses incurred by the Portfolio Adviser pursuant to the sub-advisory agreement, the Portfolio Adviser is entitled to receive an annual sub-advisory fee equal to .50% of the Fund's average daily net assets up to $50 million; .375% on net assets between $50 million and $200 million, and .25% on net assets in excess of $200 million, payable by VCM, in quarterly installments. The Portfolio Adviser may elect to waive some or all of its fee. In no event shall the Fund be responsible for any fees due to the Portfolio Adviser for its services to VCM.

THE PORTFOLIO ADVISER'S BACKGROUND. The Portfolio Adviser, which is located at 595 Market Street, 30th Floor, San Francisco, CA 94105, is a registered investment advisory firm founded in 1983.

The Portfolio Adviser manages assets of approximately $46 billion. The Portfolio Adviser is an indirect, wholly-owned subsidiary of Mellon Bank Corporation.

Dr. Tom Hazuka and Dr. Charles Jacklin are responsible for the day-to-day management of the Fund.

Dr. Tom Hazuka is Executive Vice President of Mellon Capital Management Corporation. As Chief Investment Officer, he is responsible for the portfolio management and trading of domestic and international equities and fixed income, as well as Tactical Asset Allocation strategies. Dr. Hazuka joined Mellon Capital Management in 1986, as Manager of Fixed Income, in order to create a fixed income capability. He was also given responsibility for Equity Portfolio Management in 1988, and for Equity Arbitrage Trading in 1989. Dr. Hazuka worked at Wells Fargo Investment Advisors from 1981 through 1986 primarily in a research capacity. Dr. Hazuka received his Ph.D. in Finance from Stanford University in 1981. He received an M.B.A. from the University of Connecticut in 1973, and a B.S. in Electrical Engineering from Stevens Institute of Technology in 1966.

Dr. Jacklin is Senior Vice President and Director of Asset Allocation Strategies at Mellon Capital Management Corporation. He is responsible for overseeing domestic, international and global asset allocation strategies. Prior to joining Mellon Capital Management Corporation, Dr. Jacklin was on the finance faculty of Stanford University's Graduate School of Business. In addition, he has been an instructor for the Stanford--London Business School International Investment Management Program, the Stanford Financial Management Program, and the Pacific Coast Banking School. For the academic year 19901991, Dr. Jacklin served as Senior Staff Economist for Financial Markets and Banking for the President's Council of Economic Advisers in Washington D.C. While at the Council, he had primary responsibility for all matters related to financial markets and banking. Prior to joining Stanford in 1987, Dr. Jacklin also served on the finance faculty at the University of Chicago's Graduate School of Business. From 1978 through 1980, Dr. Jacklin worked as a consultant with Ernst & Ernst. Dr. Jacklin received his Ph.D. in Finance from Stanford University in 1985, and M.B.A. from the University of Illinois in 1978, and a B.S. in Mathematics, cum laude, from the University of Maryland in 1976.

DISTRIBUTION OF FUND SHARES

Federated Securities Corp. is the principal distributor for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

DISTRIBUTION PLAN. According to the provisions of a distribution plan adopted pursuant to Investment Company Act Rule 12b-1, the Distributor may select brokers and dealers to provide distribution and administrative services as to shares of the Fund. The Distributor may also select administrators (including financial institutions, fiduciaries, custodians for public funds and investment advisers) to provide administrative services. Administrative services may include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its shares.

Brokers, dealers and administrators will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Board, provided that for any period the total amount of fees representing an expense to the Fund shall not exceed an annual rate of .25% of the average daily net assets of shares of the Fund held in accounts during the period for which the brokers, dealers, and administrators provide services. Any fees paid by the distributor with respect to shares of a Fund pursuant to the distribution plan will be reimbursed by the Fund from the assets of the Fund.

The distributor will, periodically, uniformly offer to pay cash or promotional incentives in the form of trips to sales seminars at luxury resorts, tickets or other items to all dealers selling shares of the Fund. Such payments will be predicated upon the amount of shares of the Fund that are sold by the dealers. Such payments, if made, will be in addition to amounts paid under the distribution plan and will not be an expense of the Fund.

ADMINISTRATIVE ARRANGEMENTS. The distributor may pay financial institutions a fee based upon the average net asset value of shares of the Fund of their customers invested in the Trust for providing administrative services. This fee, if paid, will be reimbursed by VCM and not the Trust.


GLASS-STEAGALL ACT. The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider appropriate changes in the administrative services.


ADMINISTRATION OF THE FUNDS

ADMINISTRATIVE SERVICES. Federated Administrative Services, a subsidiary of Federated Investors, provides the Fund with certain administrative personnel and services necessary to operate the Fund. Such services include shareholder servicing and certain legal and accounting services. Federated Administrative Services provides these at an annual rate as specified below:

                     AVERAGE COMBINED AGGREGATE DAILY NET
    MAXIMUM         ASSETS OF THE TRUST/BLANCHARD PRECIOUS
AINISTRATIVE FEEM   METALS FUND, INC. AND THE VIRTUS FUNDS
 ----------------   --------------------------------------
      .15%           on the first $250 million
      .125%          on the next $250 million
      .10%           on the next $250 million
      .075%          on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $75,000. Federated Administrative Services may voluntarily waive a portion of its fee.



BROKERAGE TRANSACTIONS. Subject to the supervision of the Board and VCM, decisions to buy and sell specific securities for the Fund are made by its Portfolio Adviser. The Portfolio Adviser is authorized, subject to most favorable price and execution, to place portfolio transactions with brokerage firms that provide assistance in the distribution of Fund shares and/or supply research. The Board has also authorized the Fund to allocate brokerage to the Portfolio Adviser or an affiliated broker-dealer as well as to use the Distributor, on an agency basis, or affiliates thereof, to effect portfolio transactions which are executed on United States and foreign stock exchanges or which are traded in the over-the-counter market. The Fund has adopted certain procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commissions paid to the Portfolio Adviser or the Distributor or to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee, or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." From time to time, the Fund may purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund. Transactions are allocated to various dealers selected by VCM or the Portfolio Adviser primarily on the basis of prompt execution of orders at the most favorable prices. Transactions may be allocated based on the sale of Fund shares. The Fund has determined that the foregoing arrangements are in the best interest of the Fund's shareholders.

NET ASSET VALUE
-------------------------------------------------------------------------------

The Fund's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and other assets, less liabilities, by the number of shares outstanding.

HOW TO INVEST
-------------------------------------------------------------------------------

You may purchase shares of any Fund from Federated Securities Corp., the Fund's principal Distributor. You may also purchase shares from broker-dealers who have entered into a dealer agreement with the Distributor at net asset value, which is determined as of the close of trading (normally 4:00 p.m., New York time) on the New York Stock Exchange. If your order is received after the above time, your shares will be purchased at the net asset value of the next business day. The Fund determines the net asset value of its shares on each day that the New York Stock Exchange is open for business and on such other days as there is sufficient trading in its securities to affect materially its net asset value per share.

The minimum initial investment requirement is $3,000 and the minimum initial investment requirement for qualified pension plans (IRAs, Keoghs, etc.) is $2,000. The minimum investment requirement for additional investments is at least $200 per investment. (The foregoing minimum investment requirements may be modified or waived at any time at our discretion.)

PURCHASES BY MAIL

To purchase shares of the Fund by mail, simply send a completed Application (included with this Prospectus or obtainable from the Fund), to the Blanchard Group of Funds, c/o Signet Financial Services, Inc., P.O. Box 26301, Richmond, VA 23260, together with a check payable to the Fund in payment for the shares. If you need assistance in completing the application, call 1-800-829-3863.


All purchases must be made in U.S. dollars and checks must be drawn on a United States bank. Payment for shares may not be made by third party checks; however, second party checks are acceptable when properly endorsed. We reserve the right to limit the number of checks for one account processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payments transmitted by check are accepted subject to collection at full face amount.


Order by mail are considered received after payment by check is converted into Federal Funds. This is generally the next business day after Signet Financial Services, Inc. ("Signet") receives the check.

PURCHASE BY WIRE. You may also purchase shares by bank wire. For opening new accounts in this manner, please call 1-800-829-3863 (toll free) before wiring your funds, and furnish the following information: the account registration and address, and your taxpayer identification number (for individuals, a Social Security number). When making additional investments by wire to your existing accounts, please provide your account numbers. You must include your name and telephone number, the amount being wired and the name of the wiring bank with both new and existing account purchases.


Call Investor Services at 1-800-829-3863 to receive wiring instructions.

AUTOMATIC INVESTMENT PLANS. Regular monthly purchases of shares may be made by direct deposit of Social Security and certain other government checks into your account. Fund shares may be purchased at regular intervals selected by you by automatic transferal of funds from a bank checking account that you may designate. All such purchases require a minimum of $100 per transaction. Call 1-800-829-3863 for information and forms required to establish these Plans.

BY TELEPHONE. This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. When you make an additional purchase by telephone, Blanchard will automatically debit your predesignated bank account for the desired amount. To establish the telephone purchase option on your new account you must complete the section on the application and attach a "voided" check from your bank account. If your account is already established, please call 1-800-829-3863 to request the appropriate form. This option will become effective ten business days after the form is received.

GENERAL INFORMATION

Dividends on the Fund are declared and paid annually. Capital gains realized by the Fund, if any, will be distributed once every 12 months.

All ordinary income, dividends and capital gains distributions, if any, are automatically reinvested at net asset value in additional Fund shares unless we receive written notice from you, at least 30 days prior to the record day of such distribution, requesting that your dividends and distributions be distributed to you in cash. See "Tax Matters".

We reserve the right to suspend the offering of Fund shares for a period of time. We also reserve the right to reject any purchase order.


Shareholders will receive detailed confirmations of transactions. In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. Share certificates are not issued.

INVESTOR SERVICES
-------------------------------------------------------------------------------

AUTOMATIC WITHDRAWAL PLAN

If you purchase $10,000 or more of Fund shares, you may establish an Automatic Withdrawal Plan to authorize a specified dollar amount to be paid periodically to a designated payee. Under this Plan, all income dividends and capital gains distributions will be reinvested in shares in your account at the applicable payment dates' closing net asset value.

Your specified withdrawal payments are made monthly or quarterly in any amount you choose, but not less than $100 per month or $300 quarterly. Please note that any redemptions of your shares, which may result in a gain or loss for tax purposes, may involve the use of principal, and may eventually use up all of the shares in your account. Such payments do not provide a guaranteed annuity and may be terminated for any shareholder by the Fund if the value of the account drops below $10,000 due to transfer or redemption of shares. In such a case, the shareholder will be notified that the withdrawal payments will be terminated. The cost of administering the Automatic Withdrawal Plan for the benefit of shareholders is the Fund expense.

RETIREMENT PLANS

We offer a Prototype Pension and Profit Sharing Plan, including Keogh Plans, IRAs SEP-IRA Plans, IRA Rollover Accounts and 403(b) Plans. Plan support services are available by calling 1-800-829-3863.

EXCHANGE PRIVILEGE

You may exchange your Fund shares for shares of another Fund in the Blanchard Group of Funds or for Investment Shares of The Virtus Funds, on the basis of relative net asset values per share at the time of exchange. No fees are charged when you exchange from one Fund to another within the Blanchard Group of Funds or into one of the aforementioned portfolios of The Virtus Funds. Before making an exchange, you should read the Prospectus concerning the Fund into which your exchange is being made.

To request an exchange by telephone, simply call 1-800-829-3863, prior to 4:00 p.m. New York time. Exchanges can be made in this manner only after you have completed and sent to the Transfer Agent the telephone exchange authorization form that is included on the New Account Application accompanying this Prospectus and only if your account registration has not changed within the last 30 days.

It is the Funds' policy to mail to you at your address of record, within five business days after any telephone call transaction, a written confirmation statement of the transaction. All calls will be recorded for your protection. As a result of the Funds' policy, neither the Fund nor its transfer agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. As a result of the Fund's policy, neither the Fund nor Signet will be responsible for any claims, losses or expenses for acting on telephone instructions that they believe to be genuine.

Exchanges can only be made between accounts with identical account registration and in states where shares of the other Funds are qualified for sale. We do not place any limit on the number of exchanges that may be made and charge no fee for effecting an exchange. The dollar amount of an exchange must meet the initial investment requirement of the Fund into which the exchange is being made. All subsequent exchanges into that Fund must be at least $1,000. We may modify or suspend the Exchange Privilege at any time upon 60 days' written notice.

Any exchange of shares is, in effect, a redemption of shares in one Fund and a purchase of the other fund. You should consider the possible tax effects of an exchange. To prevent excessive trading between Funds to the disadvantage of other shareholders, we reserve the right to modify or terminate this Privilege with respect to any shareholder.


A completed Purchase Application must be received by Signet before the Automatic Withdrawal Plan, or Exchange Privilege may be used.

HOW TO REDEEM
-------------------------------------------------------------------------------

You may redeem your shares on any business day at the next determined net asset value calculated after your redemption request has been accepted by Signet as described below.

BY TELEPHONE. You may redeem you shares by telephone by calling 1-800-8293863, prior to 4:00 p.m. New York time. All calls will be recorded. Redemption of Fund shares can be made in this manner only after you have executed and filed with Signet, the telephone redemption authorization form which may be obtained from your Fund or Signet.


You may elect on the telephone redemption authorization form to have a redemption in any amount of $250 or more mailed either to your registered address, to your bank account, or to any other person you may designate. Should you wish to review these instructions, simply complete and file a new telephone redemption authorization form. There is no charge for this service. As long as the identification procedures described above are followed, neither your Fund nor Signet will be responsible for any claims, losses or expenses for acting on telephone instructions that they believe to be genuine. See "Investor Services--Exchange Privilege," for additional information with respect to losses resulting from unauthorized telephone transactions.

You may also request, by placing a call to the telephone number set forth above, redemption proceeds to be wired directly to the bank account that you have designated on the authorization form. The minimum amount that may be redeemed in this manner is $1,000. A check for proceeds of less than $1,000 will be mailed to your address of record. The Funds do not impose a charge for this service.

However, the proceeds of a wire redemption may be subject to the usual and customary charges imposed by Signet for the wiring of funds.

Under extraordinary market conditions, it may be difficult for you to redeem your shares by telephone. Under these circumstances, you should consider redeeming your shares by mail, as described below.

BY MAIL. All other redemption requests should be made in writing to the Blanchard Group of Funds, c/o Signet Financial Services, Inc., P.O. Box 26301, Richmond, VA 23260. Where share certificates have been issued, the certificates must be endorsed and must accompany the redemption request. Signatures on redemption request for any amount in excess of $25,000 and endorsed share certificates submitted for redemption must be accompanied by signature guarantees from any eligible guarantor institution approved by Signet in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker-dealers, credit unions, national securities exchanges, registered securities association, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by Signet pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from Signet at (800) 829-3863. Signatures on redemption requests for any amount must be guaranteed (as described above) if the proceeds are not to be paid to the registered owner at the registered address, or the registered address has changed within the previous 60 days. The letter of instruction or a stock assignment must specify the account number and the exact number of shares or dollar amount to be redeemed. It must be signed by all registered shareholders in precisely the same way as originally registered. The letter of instruction must also include any other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, or other organizations.

GENERAL INFORMATION



Your redemption request becomes effective when it is received in proper form by Signet prior to 4:00 p.m., Eastern time, or your redemption will occur on the following business day. We will make payment for redeemed shares within seven days after receipt by Signet. However, we may delay the forwarding of redemption proceeds on shares which were recently purchased until the purchase check has cleared, which may take up to 7 days or more. We may suspend the right of redemption when the New York Stock Exchange is closed or when trading on the Exchange is restricted, and under certain extraordinary circumstances in accordance with the rules of the SEC. Due to the relatively high cost of handling small investments, we reserve the right upon 60 days' written notice to redeem, at net asset value, the shares of any shareholder whose account has a value of less than $1,000, other than as a result of a decline in the net asset value per share. We do not presently contemplate making such involuntary redemptions and will not redeem any shares held in tax-sheltered retirement plans in this category. We also reserve the right upon notice to shareholders to charge a fee for any services provided herein that are currently free of charge.



SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only shareholders of that Fund or class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the operation of the Trust or the Fund and for the election of Trustees under certain circumstances. As of October 29, 1997, Bova & Company, Richmond, VA, owned 93.64% of the voting securities of the Fund and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.

EFFECT OF BANKING LAWS
-------------------------------------------------------------------------------

Banking laws and regulations presently prohibit a bank holding company registered under the federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, or distributing securities. However, such banking laws and regulations do not prohibit such a holding company affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of such a customer. Signet Trust Company is subject to such banking laws and regulations.

Signet Trust Company believes, based on the advice of its counsel, that VCM may perform the services for the Fund contemplated by its advisory agreement with the Trust without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent VCM from continuing to perform all or a part of the above services for its customers and/or the Fund. If it were prohibited from engaging in these customer-related activities, the Trustees would consider alternative advisers and means of continuing available investment services. In such event, changes in the operation of the Fund may occur, including possible termination of any automatic or other Fund share investment and redemption services then being provided by VCM. It is not expected that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities to VCM is found) as a result of any of these occurrences.

TAX INFORMATION
-------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the other portfolios of Blanchard Funds will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distribution, including capital gains, received. This applies whether dividends and distributions are received in cash or as additional shares.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local laws.

PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

Advertisements and communications to investors regarding the Fund may cite certain performance and ranking information and may make performance comparisons to other funds or to relevant indices, as described below. In addition, the Fund's Portfolio Adviser and other outside analysts may, from time to time, report on the market outlook for their investments as well as comment on the historical reasons for these investments including as a hedge against inflation. The Fund's performance may be calculated both in terms of total return and on the basis of current yield over any period of time and may include a computation of the Fund's distribution rate.

TOTAL RETURN

Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distribution, over a stated period of time. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question.

Average annual return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Fund for performance purposes). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question.

YIELD INFORMATION

The term "yield" refers to the income generated by an investment over a one-month or 30-day period. This income is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30- day (or one month) yield in accordance with a formula prescribed by the SEC which provides for compounding on a semi-annual basis. The Fund may also quote tax-equivalent yield, which shows the taxable yield that an investor would have to earn before taxes to equal the Fund's tax-free yield. The taxequivalent yield is calculated by dividing the Fund's tax-exempt yield by the result of one minus any combination of the stated federal, state, or city tax rate. If only a portion of the Fund's income is tax-exempt only that portion is adjusted in the calculation.

DISTRIBUTION RATE

The Fund may also quote distribution rates and/or effective distribution rates in sales literature or other shareholders communications. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized by dividing the distribution rate by the ratio used to annualize the distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. The Fund's distribution rate may differ from its yield because the distribution rate may contain net investment income and other items of income (such as returns of capital), while yield reflects only earned interest and dividend items of income.

COMPARATIVE RESULTS

From time to time in advertisements or sales material, the Fund may discuss its performance rating and may be compared to the performance of other mutual funds or mutual fund indexes as published by widely recognized independent mutual fund reporting services such as Lipper Analytical Services, Inc., CDS and Morningstar, Inc. The Fund may also discuss the past performance and ranking of its Portfolio Adviser, and compare its performance to various investment indexes. The Fund may use performance information as reported in publications of general interest, national, financial and industry publications such as Forbes or Money Magazine and various investment newsletters such as Donoghue's Money Letter. In addition, the Fund may compare its total return to the total return of indexes of U.S. markets or world markets, to that of other mutual funds, individual country indexes, or other recognized indexes.

From time to time, the Fund may provide information on certain markets or countries and specific equity securities and quote published editorial comments and/or information from newspapers, magazines, investment newsletters and other publications such as The Wall Street Journal, Money Magazine, Forbes, Barron's, USA Today and Mutual Funds Magazine. The Fund may also compare the historical returns on various investments, performance indexes of those investments and economic indicators. In addition, the Fund may reprint articles about the Fund and provide them to prospective shareholders. The Distributor may also make available economic, financial and investment reports to shareholders and prospective shareholders. In order to describe these reports, the Fund may include descriptive information on the reports in advertising literature sent to the public prior to the mailing of a prospectus. Performance information may be quoted numerically or may be presented in a table, graph, chart or other illustration. It should be noted that such performance ratings and comparisons may be made with funds which may have different investment restrictions, objectives, policies or techniques than the Fund, and that such other funds or market indicators may be comprised of securities that differ significantly from the Fund's investments.

Performance information will vary from time to time and past results are not necessarily representative of future results. You should remember that the Fund's performance is a function of portfolio managers in selecting the type and quality of securities in which the Fund may invest, and is affected by operation, distribution and marketing expenses.

BLANCHARD ASSET ALLOCATION FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
-------------------------------------------------------------------------------



 PRINCIPAL
 AMOUNT OR
 CONTRACTS                                                             VALUE
 ---------- ------------------------------------------------------   ----------
 COMMERCIAL PAPER--9.6%
 -----------------------------------------------------------------
 $  150,000 Ford Motor Credit Corp., 5.50%, 12/12/1997               $  148,483
            ------------------------------------------------------
    150,000 General Electric Capital Corp., 5.50%, 10/8/1997            149,840
            ------------------------------------------------------
    150,000 New Center Asset Trust, 5.53%, 10/6/1997                    149,885
            ------------------------------------------------------   ----------
             TOTAL COMMERCIAL PAPER (IDENTIFIED COST $448,074)          448,208
            ------------------------------------------------------   ----------
 CORPORATE NOTES--3.2%
 -----------------------------------------------------------------
            Hertz Corp., 5.50%, 12/12/1997 (IDENTIFIED COST             148,484
    150,000 $148,350)
            ------------------------------------------------------   ----------
 OPTIONS--8.7%
 -----------------------------------------------------------------
      4,000 (a)Call option on U.S. Long Bond, expires 11/14/1997         53,125
            strike at 102
            ------------------------------------------------------
      1,000 (a)Call option on S&P 500, expires 12/19/1997 strike        122,250
            at 840
            ------------------------------------------------------
      2,500 (a)Call option on S&P 500, expires 12/19/1997 strike        232,187
            at 875
            ------------------------------------------------------   ----------
             TOTAL OPTIONS (IDENTIFIED COST $194,838)                   407,562
            ------------------------------------------------------   ----------
 U.S. TREASURY--59.0%
 -----------------------------------------------------------------
  2,200,000 United States Treasury Bond, 8.75%, 5/15/2017
            (IDENTIFIED COST $2,575,027)                              2,754,125
            ------------------------------------------------------   ----------
 (B) REPURCHASE AGREEMENT--18.6%
 -----------------------------------------------------------------
    868,352 CS First Boston, 6.05%, dated 9/30/1997, due 10/1/1997
            (AT AMORTIZED COST)                                         868,352
            ------------------------------------------------------   ----------
             TOTAL INVESTMENTS (IDENTIFIED COST $4,234,641) (C)      $4,626,731
            ------------------------------------------------------   ----------

(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(c) The cost of investments for federal tax purposes amounts to $4,234,641. The unrealized appreciation of investments on a federal tax basis amounts to $392,090 at September 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
    ($4,669,456) at September 30, 1997.

(See Notes which are an integral part of the Financial Statements)


BLANCHARD ASSET ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

ASSETS:
------------------------------------
Investments in repurchase agreements  $  868,352
------------------------------------
Investments in securities              3,758,379
------------------------------------  ----------
Total investments in securities, at value
(identified and tax cost $4,234,641)             $4,626,731
------------------------------------------------
Income receivable                                    72,858
------------------------------------------------ ----------
  Total assets                                    4,699,589
------------------------------------------------
LIABILITIES:
------------------------------------
Payable for daily variation margin         3,625
------------------------------------
Accrued expenses                          26,508
------------------------------------  ----------
  Total liabilities                                  30,133
------------------------------------------------ ----------
NET ASSETS for 342,488 shares outstanding        $4,669,456
------------------------------------------------ ----------
NET ASSETS CONSIST OF:
------------------------------------------------
Paid in capital                                  $3,438,577
------------------------------------------------
Net unrealized appreciation of investments and
futures contracts                                   398,915
------------------------------------------------
Accumulated net realized gain on investments
and futures contracts                               673,129
------------------------------------------------
Undistributed net investment income                 158,835
------------------------------------------------ ----------
  Total Net Assets                               $4,669,456
------------------------------------------------ ----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PROCEEDS PER SHARE:
------------------------------------------------
$4,669,456 / 342,488 shares outstanding              $13.63
------------------------------------------------ ----------

(See Notes which are an integral part of the Financial Statements)

BLANCHARD ASSET ALLOCATION FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
------------------------------------------------------------------
Interest                                                            $  243,779
------------------------------------------------------------------
EXPENSES:
------------------------------------------------------
Management fee                                          $   40,068
------------------------------------------------------
Administrative personnel and services fee                   75,000
------------------------------------------------------
Custodian fees                                              10,132
------------------------------------------------------
Transfer and dividend disbursing agent fees and
expenses                                                    31,276
------------------------------------------------------
Directors'/Trustees' fees                                    1,750
------------------------------------------------------
Auditing fees                                               12,868
------------------------------------------------------
Legal fees                                                   1,750
------------------------------------------------------
Portfolio accounting fees                                   39,469
------------------------------------------------------
Share registration costs                                        18
------------------------------------------------------
Printing and postage                                         7,080
------------------------------------------------------
Miscellaneous                                                3,790
------------------------------------------------------  ----------
  Total expenses                                           223,201
------------------------------------------------------
Waivers and reimbursement--
--------------------------------------------
  Waiver of management fee                   $ (40,068)
--------------------------------------------
  Waiver of administrative personnel and
  services fee                                 (49,932)
--------------------------------------------
  Waiver of custodian fees                     (10,132)
--------------------------------------------
  Reimbursement of other operating expenses    (83,000)
-------------------------------------------- ---------
   Total waivers and reimbursement                        (183,132)
------------------------------------------------------  ----------
    Net expenses                                                        40,069
------------------------------------------------------------------  ----------
     Net investment income                                             203,710
------------------------------------------------------------------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
CONTRACTS:
------------------------------------------------------------------
Net realized gain on investments and futures contracts                 914,849
------------------------------------------------------------------
Net change in unrealized appreciation of investments and futures
contracts                                                              185,672
------------------------------------------------------------------  ----------
  Net realized and unrealized gain on investments and futures
  contracts                                                          1,100,521
------------------------------------------------------------------  ----------
    Change in net assets resulting from operations                  $1,304,231
------------------------------------------------------------------  ----------

(See Notes which are an integral part of the Financial Statements)


BLANCHARD ASSET ALLOCATION FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     YEAR ENDED   PERIOD ENDED
                                                    SEPTEMBER 30, SEPTEMBER 30,
                                                        1997         1996(A)
--------------------------------------------------  ------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
--------------------------------------------------
OPERATIONS--
--------------------------------------------------
Net investment income                                $  203,710    $   53,879
--------------------------------------------------
Net realized gain (loss) on investments and futures contracts ($966,874 and
$68,583 net gain, respectively, as computed for federal tax
purposes)                                               914,849       (98,943)
--------------------------------------------------
Net change in unrealized appreciation/depreciation
of
investments and futures contracts                       185,672       213,243
--------------------------------------------------   ----------    ----------
  Change in net assets resulting from operations      1,304,231       168,179
--------------------------------------------------   ----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS--
--------------------------------------------------
Distributions from net investment income                (98,754)           --
--------------------------------------------------
Distributions from net realized gains                  (142,777)           --
--------------------------------------------------   ----------    ----------
  Change in net assets resulting from
  distributions to shareholders                        (241,531)           --
--------------------------------------------------   ----------    ----------
SHARE TRANSACTIONS--
--------------------------------------------------
Proceeds from sale of shares                                 11     3,200,250
--------------------------------------------------
Net asset value of shares issued to shareholders
in payment of distributions declared                    238,434            --
--------------------------------------------------
Cost of shares redeemed                                     (18)         (100)
--------------------------------------------------   ----------    ----------
  Change in net assets resulting from share
  transactions                                          238,427     3,200,150
--------------------------------------------------   ----------    ----------
    Change in net assets                              1,301,127     3,368,329
--------------------------------------------------
NET ASSETS:
--------------------------------------------------
Beginning of period                                   3,368,329            --
--------------------------------------------------   ----------    ----------
End of period (including undistributed net
investment
income of $158,835 and $53,879, respectively)        $4,669,456    $3,368,329
--------------------------------------------------   ----------    ----------

(a)For the period from June 6, 1996 (date of initial public investment) to September 30, 1996.

(See Notes which are an integral part of the Financial Statements)


BLANCHARD ASSET ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1997
-------------------------------------------------------------------------------

(1) ORGANIZATION

Blanchard Group of Funds consists of Blanchard Funds (the "Trust") and Blanchard Precious Metals Fund, Inc. (the "Company") which are registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Blanchard Asset Allocation Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other instruments.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  INVESTMENT VALUATIONS--U.S. government securities, listed corporate bonds, options, futures, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

  REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

  FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  FUTURES CONTRACTS--The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. For the year ended September 30, 1997, the Fund had realized gains on future contracts of $343,540. Future contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

  At September 30, 1997, the Fund had outstanding futures contracts as set forth below:



    EXPIRATION                                                            UNREALIZED
       DATE             CONTRACTS TO RECEIVE            POSITION         APPRECIATION
   -------------      -------------------------         --------         ------------
   December 1997      1 S&P 500 December Future           Long              $6,825

  OPTIONS TRANSACTIONS--The Fund may purchase over-the-counter put and call options to hedge against the effects of the fluctuations in interest rates and other market conditions. The risk associated with purchasing and option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. For the period ended September 30, 1997, the Fund had realized gains on options of $531,419.

  USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  OTHER--Investment transactions are accounted for on the trade date.

-------------------------------------------------------------------------------

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:


                                                YEAR ENDED   PERIOD ENDED
                                               SEPTEMBER 30, SEPTEMBER 30,
                                                   1997          1996*
---------------------------------------------- ------------- -------------
Shares sold                                            1        320,643
----------------------------------------------
Shares issued to shareholders in payment
of distributions declared                         21,855             --
----------------------------------------------
Shares redeemed                                       (1)           (10)
----------------------------------------------    ------        -------
  Net change resulting from share transactions    21,855        320,633
----------------------------------------------    ------        -------


*For the period from June 6, 1996 (date of initial public investment) to September 30, 1996.

(4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  MANAGEMENT FEE--Virtus Capital Management Inc., the Fund's manager (the "Manager"), receives for its services an annual management fee equal to 1.00% of the Fund's average daily net assets. The Manager may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Manager can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

  SUB-ADVISORY FEE--Under the terms of a sub-advisory agreement between the Manager and the Mellon Capital Management Corporation (the "Portfolio Adviser"), the Portfolio Adviser receives an annual fee from the Manager equal to 0.50% of the Fund's average daily net assets up to $50 million, 0.375% of the Fund's net assets between $50 million and $200 million, and 0.25% on net assets in excess of $200 million, payable by the Manager, in quarterly installments.

  ADMINISTRATIVE FEE--Federated Administrative Services ("FAS") provides the Fund with certain administrative personnel and services. The fee paid to FAS is based on the level of average combined aggregate net assets of the Trust, the Blanchard Precious Metals Fund Inc., and the Virtus Funds, all of which are advised by the Manager, for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $75,000 per portfolio. FAS may voluntarily choose to waive a portion of its fee.

  DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will reimburse Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund, annually, to reimburse FSC. As of September 30, 1997, the fund accrued no distribution services fee and has no intention of accruing this fee.

-------------------------------------------------------------------------------

  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FEES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee is paid to FSSC is based on size, type, and number of accounts and transactions made by shareholders.

  PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

  CUSTODIAN FEES--Signet Trust Company is the Fund's custodian. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. The custodian may voluntarily choose to waive a portion of its fee.

  GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended September 30, 1997, were as follows:


PURCHASES    $ 989,383
---------  -----------
SALES      $ 1,429,728
---------  -----------


(6) PROPOSED FUND MERGER


On July 18, 1997, Signet Banking Corporation ("Signet") entered into a definitive Agreement and Plan of Reorganization whereby Signet was acquired by First Union Corporation ("First Union"). It is anticipated that the merger will be consummated on or about November 28, 1997.

As a result of this merger, First Union will succeed to the investment advisory and administrative functions formerly performed for the funds by various units of Signet and various unaffiliated parties.

The Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization pursuant to which, on or about February 27, 1998, all of the assets, and certain liabilities of the Funds would be acquired in exchange for shares of a similarly managed fund (the "Acquiring Fund") that is advised by affiliates of First Union. The reorganization would result in the liquidation and termination of the Funds. Pursuant to the reorganization, shareholders of the Funds will receive, tax-free, the number of shares of the acquiring fund having a value equal to the value of their shares immediately prior to the reorganization. Consummation of the reorganization is subject to approval of the shareholders of the Funds.

INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------
To the Board of Directors of

Blanchard Asset Allocation Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Blanchard Asset Allocation Fund (the "Fund") as of September 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1997 and the period from June 6, 1996 to September 30, 1996, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at September 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Blanchard Asset Allocation Fund as of September 30, 1997, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


As more fully described in Note 6, in November, 1997 the Fund is expected to enter into an Agreement and Plan of Reorganization, pursuant to which (subject to Fund shareholder approval) on or about February 27, 1998, all of the assets, and certain liabilities of the Fund would be acquired in exchange for shares or a similarly managed Fund that is advised by affiliates of First Union Corporation. The reorganization would result in the liquidation and termination of the Fund.

Deloitte & Touche LLP
Pittsburgh, Pennsylvania

November 7, 1997

ADDRESSES
--------------------------------------------------------------------------------

Blanchard Asset Allocation Fund         Federated Investors Tower
                                        Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------
Distributor
       Federated Securities Corp.       Federated Investors Tower
                                        Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------
Manager
       Virtus Capital Management, Inc.  707 East Main Street
                                        Suite 1300
                                        Richmond, Virginia 23219
---------------------------------------------------------------------------
Portfolio Adviser
       Mellon Capital Management        595 Market Street, 30th Floor
       Corporation                      San Francisco, California 94105
---------------------------------------------------------------------------
Custodian
       Signet Trust Company             7 North Eighth Street
                                        Richmond, Virginia 23219
---------------------------------------------------------------------------
Transfer Agent and Dividend Disbursing Agent
       Federated Shareholder Services   Federated Investors Tower
        Company                         Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------
Independent Auditors
       Deloitte & Touche LLP            2500 One PPG Place
                                        Pittsburgh, Pennsylvania 15222
---------------------------------------------------------------------------

The Blanchard Group of Funds are available through Signet Financial Servies, Inc., member NASD, and are advised by an affiliate, Virtus Capital Management, Inc., which is compensated for this service.

Investment products are not deposits, obligations of, or guaranteed by any bank. They are not insured by the FDIC. They involve risk, including the possible loss of principal invested.

(2194)
CUSIP 093212504
G01386-06 (11/97)


                               B L A N C H A R D


                         Blanchard Asset Allocation Fund

                        (A Portfolio of Blanchard Funds)

                       Statement of Additional Information












    This Statement of Additional Information should be read with the prospectus of the Blanchard Asset Allocation Fund dated November 30, 1997. This Statement is not a prospectus itself. You may request a copy of the prospectus, or a paper copy of this Statement of Additional Information, if you have received it electronically, free of charge by calling 1-800-829-3863.

    Federated Investors Tower
    Pittsburgh, Pennsylvania 15222-3779


                                               Statement dated November 30, 1997



                                   VIRTUS CAPITAL MANAGEMENT, INC.
                                          INVESTMENT ADVISER

FEDERATED SECURITIES CORP.
                                         Distributor
CUSIP 093212504
G01386-15 (11/97)

Table of Contents
--------------------------------------------------------------------------------



                                           1

General Information About the Fund       1

Investment Objectives and Policies       1
  Portfolio Turnover                     5

Investment Limitations                   5

Blanchard Asset Allocation Fund Management      8
  Fund Ownership                        11
  Trustees Compensation                 12
  Trustee Liability                     12

Investment Advisory Services            12
  Manager of the Fund                   12
  Management Fees                       13
  Portfolio Adviser of the Fund         13
  Sub-Advisory Fees                     13

Other Services                          13
  Administrative Services               13
  Custodian                             13
  Transfer Agent and Dividend Disbursing Agent  13
  Independent Accountants               13

Brokerage Transactions                  13

Purchasing Shares                       14
  Distribution Plan                     14
  Administrative Arrangements           14
  Conversion to Federal Funds           14



Determining Net Asset Value             14
  Determining Market Value of Securities14
  Trading in Foreign Securities         15

Exchange Privilege                      15
  Requirements for Exchange             15
  Making an Exchange                    15

Redeeming Shares                        15
  Redemption in Kind                    15

Massachusetts Partnership Law           16

Tax Status                              16
  The Fund's Tax Status                 16
  Foreign Taxes                         16
  Shareholders' Tax Status              16

Total Return                            17

Yield                                   17

Performance Comparisons                 17
  Economic and Market Information       18

Appendix                                19

General Information About the Fund
The Fund is a portfolio of Blanchard Funds (the "Trust"). The Trust was established as a Massachusetts business trust under a Declaration of Trust dated January 24, 1986. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. Investment Objectives and Policies The Fund's investment objective is to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments and other instruments. The investment objective cannot be changed without the approval of shareholders. Unless indicated otherwise, the policies described below may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective. Warrants

The Fund may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock. The Fund will not invest more than 5% of the value of its total assets in warrants. No more than 2% of this 5% may be in warrants which are not listed on the New York or American Stock Exchanges. Warrants required in units or attached to securities may be deemed to be without value for purposes of this policy. Convertible Securities

Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds of appropriate rating or comparable quality (as described in the prospectus) that can be used, in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, the adviser evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Collateralized Mortgage Obligations ("CMOs")

The following example illustrates how mortgage cash flows are prioritized in the case of CMOs -- most of the CMOs in which the Fund invests use the same basic structure: (1) Several classes of securities are issued against a pool of mortgage collateral.
     The most common structure contains four tranches of securities: the first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date and the final tranche (Z bonds) typically receives any excess income from the underlying investments after payments are made to the other tranches and receives no principal or interest payments until the shorter maturity tranches have been retired, but then receives all remaining principal and interest payments.
(2) The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities.
(3) The tranches of securities are retired sequentially. All principal payments are directed first to the shortest-maturity tranche (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest-maturity tranche (or B bonds). This process continues until all of the tranches have been paid off.
Because the cash flow is distributed sequentially instead of pro rata, as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. One or more of the tranches often bear interest at an adjustable rate. The interest portion of these payments is distributed by the Fund as income, and the principal portion is reinvested. When-Issued and Delayed Delivery Transactions

These transactions are made to secure what is considered to be an advantageous price and yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets. Repurchase Agreements

The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees. Lending of Portfolio Securities

As a fundamental policy of the Fund, the Fund may lend portfolio securities. The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund would not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Restricted and Illiquid Securities

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission (the "SEC") staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive safe-harbor for certain secondary market transactions involving registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The Fund believes that the staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees may consider the following criteria in determining the liquidity of certain restricted securities: o the frequency of trades and quotes for the security;

o the number of dealers willing to purchase or sell the security and the number of other potential buyers;

o   dealer undertakings to make a market in the security; and

o   the nature of the security and the nature of the marketplace trades.

Futures Contracts

A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. For example, in the fixed income securities market, prices move inversely to interest rates. A rise in the rate means a drop in the price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates. The Fund may use futures contracts for hedging purposes and to increase total return. "Margin" in Futures Transactions

Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that initial margin in futures transactions does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Put Options on Futures Contracts

The Fund may purchase put options on futures contracts to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sales of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities. Alternatively, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost. The Fund may also write put options on futures contracts to protect against rising purchase prices of portfolio securities. The Fund may use put options on futures contracts for hedging purposes and to increase total return. Call Options on Futures Contracts

In addition to purchasing put options on futures, the Fund may write listed and over-the-counter call options on futures contracts to hedge its portfolio against an increase in market interest rates or a decrease in stock prices. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As stock prices fall or market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase. In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value of the Fund's portfolio securities. Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then substantially offset the decrease in value of the hedged securities. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation. The Fund may also purchase call options on futures contracts as hedges against rising purchase prices of portfolio securities. The Fund may use call options on futures contracts for hedging purposes and to increase total return. Stock Index Options

The Fund may purchase put options on stock indices listed on national securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market value of the stocks included in the index. The effectiveness of purchasing stock index options will depend upon the extent to which price movements in the Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase of the option on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the availability of the Fund's adviser to predict correctly movements in the directions of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks. Over-the-Counter Options

The Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options when options on the portfolio securities held by the Fund are not traded on an exchange. Reverse Repurchase Agreements

The Fund may also enter into reverse repurchase agreements pursuant to a fundamental policy. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time. When effecting reverse repurchase agreements, liquid assets of the Fund in a dollar amount sufficient to make payment for the obligations to be purchased are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. Portfolio Turnover


The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. For the fiscal year ended September 30, 1997, and for the period from June 6, 1996 (the fund's date of initial public investment) to September 30, 1996, the Fund's portfolio turnover rates were 22% and 33%, respectively.

Investment Limitations
   Buying on Margin

      The Fund will not purchase securities on margin, but may obtain such short-term credits as are necessary for clearance of transactions, except that the Fund may make margin payments in connection with its use of financial futures contracts or related options and transactions.

   Borrowing Money

      The Fund will not issue senior securities, except that (a) the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed, either (i) as a temporary, extraordinary, or emergency measure or to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous, or (ii) for investment purposes. The Fund will not purchase any securities for the purpose stated under clause "(i)" above while any borrowings in excess of 5% of its total assets are outstanding.

   Pledging Assets

      The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. For purposes of this limitation, the following will not be deemed to be pledges of the Fund's assets: (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed delivery basis; and (b) collateral arrangement with respect to (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts. Margin deposits for the purchase and sale of futures contracts and related options are not deemed to be a pledge.

   Diversification of Investments

      With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

   Underwriting

      The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

   Investing in Real Estate

      The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

   Investing in Commodities

      The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that the Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.

   Selling Short

      The Fund will not sell securities short unless (1) it owns, or has a right to acquire, an equal amount of such securities or (2) if it does not own the securities, it has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire such securities. While in a short position, the Fund will retain the securities, rights, or segregated assets.

   Lending Cash or Securities

      The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations or the Trust's Declaration of Trust.

   Concentration of Investments

      The Fund will not invest 25% or more of the value of its total assets in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities).

   Issuing Senior Securities

      The Fund will not issue senior securities except for delayed-delivery and when-issued transactions and futures contracts, each of which might be considered a senior security.
The above investment limitations are fundamental and cannot be changed without shareholder approval. The following investment limitations may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
   Investing in New Issuers

      The Fund will not invest more than 5% of the value of its total assets in securities of issuers with records of less than three years of continuous operations, including the operation of any predecessor.

Investing in Issuers Whose Securities are Owned by Officers and Trustees of the Trust

      The Fund will not purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Fund's investment adviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.

   Investing in Securities of Other Investment Companies

      The Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of its total assets in any one investment company, and invest no more than 10% of its total assets in investment companies in general. The Fund will purchase securities of investment companies only in open-market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, or acquisition of assets.



   Investing in Illiquid Securities

      The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and certain restricted securities not determined by the Trustees to be liquid.



   Purchasing Securities to Exercise Control

      The Fund will not purchase securities of a company for the purpose of exercising control or management.



   Writing Covered Call Options

      The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

Blanchard Asset Allocation Fund Management


Officers and Trustees are listed with their addresses, birthdates, present positions with Blanchard Group-Signet, and principal occupations.


John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds.Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.


Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA
Birthdate:  February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.


Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA
Birthdate:  June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.


Edward C. Gonzales *
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930

President, Treasurer and Trustee

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.


Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL
Birthdate:  March 16, 1942

Trustee

Consultant;   Former  State   Representative,   Commonwealth  of  Massachusetts;
formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.


Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935

Trustee

Public relations/Marketing/Conference Planning; Director or Trustee of the Funds.


J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938

Executive Vice President and Secretary

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923

Vice President

Executive  Vice  President  and  Trustee,  Federated  Investors;   Chairman  and
Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.


Joseph S. Machi
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 22, 1962

Vice President and Assistant Treasurer

Vice President and Assistant Treasurer of some of the Funds.



      * This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

      @ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc. ; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash
Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc. Fund Ownership

Officers and Trustees own less than 1% of the Fund's outstanding shares. As of October 29, 1997, the following shareholder of record owned 5% or more of the outstanding shares of the Fund: Bova & Company, Richmond, VA, owned approximately 320,714 shares (93.64%).

Trustees' Compensation


                       AGGREGATE
NAME,                COMPENSATION
POSITION WITH            FROM               TOTAL COMPENSATION PAID
TRUST                   TRUST*                 FROM FUND COMPLEX +

John F. Donahue      $0                $0 for the Fund Complex
Chairman and Trustee

Thomas G. Bigley     $1,011            $3,217 for the Fund Complex
Trustee
John T. Conroy, Jr.  $1,114            $3,538 for the Fund Complex
Trustee
William J. Copeland  $1,114            $3,538 for the Fund Complex
Trustee
James E. Dowd        $1,114            $3,538 for the Fund Complex
Trustee
Lawrence D. Ellis, M.D.                $1,011   $3,217 for the Fund Complex
Trustee
Edward L. Flaherty, Jr.                $1,114   $3,538 for the Fund Complex
Trustee
Edward C. Gonzales   $0                $0 for the Fund Complex
President and Trustee
Peter E. Madden      $1,011            $3,217 for the Fund Complex
Trustee
John E. Murray, Jr.  $1,011            $3,217 for the Fund Complex
Trustee
Wesley W. Posvar     $1,011            $3,217 for the Fund Complex
Trustee
Marjorie P. Smuts    $1,011            $3,217 for the Fund Complex
Trustee

* The aggregate compensation for the fiscal year ended 9/30/97 is provided for the Trust which is comprised of five portfolios.

+ The total compensation is provided for the Fund Complex, which consists of the Blanchard Precious Metals Fund, The Virtus Funds, and the Trust. The information is provided for Blanchard Funds and Blanchard Precious Metals Fund, Inc. and The Virtus Funds for the fiscal year ended 9/30/97.

Trustee Liability

The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. Investment Advisory Services Manager of the Fund

The Fund's manager is Virtus Capital Management, Inc. ("VCM" or "Adviser"). VCM is a wholly-owned subsidiary of Signet Banking Corporation. Because of internal controls maintained by Signet Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Signet Bank's or it affiliates' lending relationships with an issuer. VCM shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust. Management Fees


For its management services, VCM receives an annual management fee as described in the prospectus. For the fiscal year ended September 30, 1997, and for the period from June 6, 1996 (date of intial public investment) to September 30, 1996, VCM earned $40,068 and $9,999, respectively, all of which was voluntarily waived.

Portfolio Adviser of the Fund

The Fund's portfolio adviser is Mellon Capital Management Corporation ("Portfolio Adviser"). The Portfolio Adviser shall not be liable to the manager, the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, lending, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Manager. Sub-Advisory Fees

For its sub-advisory services, the Portfolio Adviser receives an annual sub-advisory fee as described in the Prospectus.

For the fiscal year ended September 30, 1997, and for the period from June 6, 1996 (date of initial public investment) to September 30, 1996, the Portfolio Adviser earned $20,034 and $0, respectively.



Other Services
Administrative Services

Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. For the fiscal year ended September 30, 1997, and for the period from June 6, 1996 (date of initial public investment) to September 30, 1996, Federated Administrative Services earned $75,000 and $23,836, respectively, of which $49,932 and $23,836 ,respectively, was voluntarily waived.

Custodian
Signet Trust Company, Richmond, Virginia, is custodian for the securities and cash of the Fund. Under the Custodian Agreement, Signet Trust Company holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The custodian receives an annual fee equal to
 .16% of the Fund's average daily net assets. For the fiscal year ended September 30, 1997 and period ended September 30, 1996, fees were $10,132 and $2,605, respectively, all of which were waived. Transfer Agent and Dividend Disbursing Agent Federated Shareholder Services Company, Pittsburgh, Pennsylvania, is transfer agent for the shares of the Fund and dividend disbursing agent for the Fund. Independent Accountants Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222-5401 has been appointed the independent public accountants for the Fund. Brokerage Transactions The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include: o advice as to the advisability of investing in securities;

o  security analysis and reports;

o  economic studies;

o  industry studies;

o  receipt of quotations for portfolio evaluations; and

o  similar services.

The Adviser exercises reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. Research services provided by brokers and dealers may be used by the Adviser in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Adviser might otherwise have paid, it would tend to reduce their expenses.

For the fiscal year ended September 30, 1997, and for the period from June 6, 1996 (date of initial public investment) to September 30, 1996, the Fund paid no brokerage commissions.

Purchasing Shares
Except under certain circumstances described in the prospectus, shares are sold at their net asset value on days the New York Stock Exchange and the Federal Reserve Wire System are open for business. The minimum initial investment in the Fund by an investor is $3,000, except for qualified pension plans (IRAs, Keoghs, etc.), which have a minimum initial investment of $2,000. Distribution Plan

With respect to the Fund, the Trust has adopted a Plan pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 (the "Plan"). The Plan provides for payment of fees to Federated Securities Corp. to finance any activity which is principally intended to result in the sale of the Fund's shares subject to the Plan. Such activities may include the advertising and marketing of shares of the Fund; preparing, printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and implementing and operating the Plan. Pursuant to the Plan, Federated Securities Corp. may pay fees to brokers and others for such services. The Trustees expect that the adoption of the Plan will result in the sale of a sufficient number of shares so as to allow the Fund to achieve economic viability. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objectives.

For the fiscal year ended September 30, 1997, and for the period from June 6, 1996 (date of initial public investment) to September 30, 1996, the Fund accrued no distribution service fees. The Fund has no present intention of paying or accruing 12b-1 fees during the fiscal year ending September 30, 1998.

Administrative Arrangements

The administrative services include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer, as is necessary or beneficial to establish and maintain shareholders' accounts and records, process purchase and redemption transactions, process automatic investments of client account cash balances, answer routine client inquiries regarding the Fund, assist clients in changing dividend options, account designations, and addresses, and providing such other services as the Fund may reasonably request. Conversion to Federal Funds

It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Determining Net Asset Value The Fund's net asset value per Share fluctuates and is based on the market value of all securities and other assets of the Fund. Net asset value is not determined on (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; or (iii) the following holidays: New Year's Day, President's Day, Good Friday, Martin Luther King Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Determining Market Value of Securities

Market or fair values of the Fund's securities are determined as follows:

o for equity securities, according to the last sale price on a national securities exchange, if applicable;

o in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;

o  for unlisted equity securities, latest bid prices;

o for bonds and other fixed income securities, as determined by an independent pricing service;

o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, or for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost; or

o for all other securities, at fair value as determined in good faith by the Trustees.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The Fund will value options at their market values established by the exchanges at the close of option trading on such exchanges unless the Trustees determine in good faith that another method of valuing option positions is necessary. Over-the-counter put options will be valued at the mean between the bid and the asked prices. Covered call options will be valued at the last sale price on the national exchange on which such option is traded. Unlisted call options will be valued at the latest bid price as provided by brokers. Trading in Foreign Securities

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange. In computing the net asset value, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates may also be determined at the latest rate prior to me closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. Exchange Privilege Requirements for Exchange

Shareholders using the exchange privilege must exchange shares having a net asset value of at least $1,000. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made. This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and the proceeds invested in shares of the other fund. Further information on the exchange privilege and prospectuses may be obtained by calling 1-800-829-3863. Making an Exchange

Instructions for exchanges may be given in writing. Written instructions may require a signature guarantee. Redeeming Shares The Fund redeems shares at the next computed net asset value after the Funds' transfer agent receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests cannot be executed on days on which the New York Stock Exchange is closed or on federal holidays restricting wire transfers. Redemption procedures are explained in the prospectus under "How to Redeem." Redemption in Kind

Although the Trust intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the respective fund's portfolio. To satisfy registration requirements in a particular state, redemption in kind will be made in readily marketable securities to the extent that such securities are available. If this state's policy changes, the Fund reserves the right to redeem in kind by delivering those securities it deems appropriate. Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable. The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs. Massachusetts Partnership Law Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for acts or obligations of the Trust. To protect shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign. In the unlikely event a shareholder is held personally liable for obligations of the Trust, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from its assets. Tax Status The Fund's Tax Status

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements: o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

o  invest in securities within certain statutory limits; and

o distribute to its shareholders at least 90% of its net income earned during the year.

Foreign Taxes

Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. Shareholders' Tax Status

Shareholders are subject to federal income tax on dividends received as cash or additional shares. The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the Fund if the Fund were a regular corporation and to the extent designated by the Fund as so qualifying. These dividends and any short-term capital gains are taxable as ordinary income. Capital Gains

Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held Fund shares.

Total Return
The average annual total return for the Trust is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the quarterly reinvestment of all dividends and distributions.

The Fund's average annual total return for the fiscal year ended September 30, 1997, and for the period from June 6, 1996 (the date of initial public investment) to September 30, 1997, was 38.64% and 33.03%, respectively.

Yield
The yield for the Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, the performance will be reduced for those shareholders paying those fees.

The Fund's yield for the thirty-day period ended September 30, 1997, was 4.52%.

Performance Comparisons
The Fund's performance depends upon such variables as:
o  portfolio quality;

o  average portfolio maturity;

o  type of instruments in which the portfolio is invested;

o  changes in interest rates and market value of portfolio securities;

o  changes in Fund expenses; and

o  various other factors.

The Fund's performance fluctuates on a daily basis largely because net earnings and maximum offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return. Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include: o Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the "growth" category in advertising and sales literature.

o Standard & Poor's Daily Stock Price Index 500 Common Stocks, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's Index assumes reinvestment of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in Standard & Poor's figures.

Advertisements and other sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.Advertisements may quote performance information which does not reflect the effect of the sales charge.

Economic and Market Information

Advertising and sales literature for a Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.

Appendix
Standard and Poor's Ratings Group Corporate Bond Ratings
AAA-Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. AA-Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree. A-Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB-Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. BB, B-Debt rated BB or B, is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates a low degree of speculation. NR-Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Plus (+) or Minus(-):-The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Moody's Investors Service, Inc., Corporate Bond Ratings Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa-Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. Ba-Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. NR-Not rated by Moody's. Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate or municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch Investors Service, Inc., Long-Term Debt Ratings
AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue. NR-NR indicates that Fitch does not rate the specific issue. Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category. Standard and Poor's Ratings Group Commercial Paper Ratings A-1-This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Moody's Investors Service, Inc., Commercial Paper Ratings Prime-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternative liquidity. Prime-2-Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Fitch Investors Service, Inc., Short-Term Ratings F-1+-Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1-Very Strong Credit Quality. Issues assigned to this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2-Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the F-1+ and F-1 ratings.



Dear Shareholders,

  Enclosed please find the Annual Report for the Blanchard Asset Allocation Fund for the fiscal year ended September 30, 1997.


         ["Graphic representation A6 omitted. See Appendix."]


  The Blanchard Asset Allocation Fund had a total return (price change plus reinvested income) of 38.64% for the 12 months ended September 30, 1997. By comparison, the Standard & Poor's 500 Index (the "S&P 500") returned 40.48%, and the Lehman Long Term Treasury Index increased by 13.24% during the period from September 30, 1996 to September 30, 1997.+

  Early in the fiscal year, economic data pointed towards a cooling economy with benign inflation. With monetary policy on hold, both the stock and bond markets prospered during the first two months of the fiscal first quarter. However, investor confidence was shaken early in December, 1996 following comments by the Federal Reserve Board (the "Fed") Chairman about "irrational exuberance" in the financial markets. Consequently, both markets pulled back in late December.

+The S&P 500 is an unmanaged index of common stocks in industrial, transportation, and financial and public utility companies. Lehman Brothers Long Term Treasury Index is an unmanaged index comprised of U.S. Treasury securities, publicly issued by the U.S. Treasury. It is limited to securities with final maturities of 10 years or longer. Investments cannot be made in an index.


  During the first quarter of the fiscal year, October through December 1996, the Fund returned 9.78% compared to the S&P 500, which gained 8.40% over the same period. The fund's outperformance by 1.38% versus the S&P 500 was due in part to its relatively large allocation towards stocks. In addition, by November 25, 1996, the fund had reduced its bond holdings by 20% just prior to a rise in bond yields of 20 basis points. The fund started the quarter with an asset mix of 80% equities, 70% bonds, (50%) cash, and ended the quarter after the 20% reduction in bonds with 80% in equities, 50% bonds, (30%) cash.

  The equity market jumped by 7% in the first two months of 1997, only to fall by over 4% in March. For the second fiscal quarter, the fund returned 0.15%, while the S&P 500 returned 2.6%. Bond yields rose on investors' increased fears of inflation and in anticipation of tightening by the Fed. Finally, at the end of March, the Fed tightened monetary policy in a preemptive strike against inflation.

  As bond yields rose during January in anticipation of tightening by the Fed, the fund increased its bond holdings by 20% on January 27, 1997 to an asset mix of 80% equities, 70% long treasuries and (50%) cash. The funds' underperformance versus the S&P 500 in this quarter was due in part to the fund's investments in long treasuries which fell after the fund had increased its holdings.

  During the third fiscal quarter, the stock and bond markets reacted enthusiastically as economic statistics released during the quarter showed that the pace of economic activity was slowing. Fears of imminent inflation pressures and tighter monetary policy fell decidedly. As the quarter closed, the markets were buoyed by low inflation, low unemployment and continued high corporate earnings.

  While bond yields remained attractive during the early part of the fiscal quarter, the expected return on equities declined substantially. In response to a sustained signal favoring bonds, on May 6, 1997 the fund increased its bond allocations by 10% to a new asset mix of 70% equities, 80% long treasuries and (50%) cash. The fund underperformed the S&P 500, due in part to the unusual strength of the equity market at a time when more of the Fund's assets were invested in treasuries. The fund returned 16.55% for the third quarter, versus a total return of 17.48% for the S&P 500 Index. Long treasuries posed a gain of 5.56% for the period of April through June, 1997.

  The financial markets continued their strong performance during the final fiscal quarter despite concerns that a tight labor market could eventually exert inflationary pressure on wages and prices. The bond market reacted positively to the economic reports released during this quarter, and yields steadily declined throughout the period. Total return for this period was 5.76% for the Lehman Long Term Treasury Index. The fund returned 9.21% for the fourth fiscal quarter, versus a return of 7.52% for the S&P 500.

  While the expected return on equities showed only a modest decline during the final fiscal quarter, the yield on treasury bonds declined rather significantly from 6.8% on June 30 to 6.38% on September 19, 1997. The large drop in bond yields prompted the Asset Allocation Model to call for an immediate de-levering in the portfolio and a reduction in bond exposure. Consequently, on September 19, we reduced the fund's bond exposure by 10% and shifted the fund's asset allocation from 70% equities, 80% long treasuries and (50%) cash to a net asset mix of 70% equities, 70% long treasuries and (40%) cash.

  For the fourth fiscal quarter, the fund's outperformance versus the S&P 500 was due in part to the strength of both the equity and bond markets at a time when the Blanchard Asset Allocation Fund continued to generate combined asset class exposure over 100% by holding equity and bond call options. The fund ended the quarter with an asset mix of 70% stocks, 70% bonds and (40%) cash.

  Thank you for your continued patronage.

                           Sincerely,

                           [LOGO]


                           Thomas B. Hazuka, Ph.D.
                           Chief Investment Officer
                           Mellon Capital Management Corporation

                           Portfolio Manager of the
                           Blanchard Asset Allocation Fund


This report must be preceded or accompanied by the fund's prospectus dated November 30, 1997, and, together with financial statements contained therein, constitutes the fund's annual report.

CUSIP 093212504
G01386-14 (11/97)




A1. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Blanchard Global Growth Fund (the "Fund") is represented by a broken line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the S&P 500. The "x" axis reflects computation periods from 4/30/98 to 9/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500; the ending values were $20,006 and $44,582, respectively. The legend in the upper middle quadrant of the graphic presentation indicates the Fund's Average Annual Total Return for the one-year, five-year, ten-year and the since inception (6/1/86) periods ended 9/30/97, which were 13.20%, 10.51%, 6.44% and 8.97%, respectively.

A2. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Blanchard Precious Metals Fund (the "Fund") is represented by a broken line. The Toronto Stock Exchange Gold & Silver Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the Toronto Stock Exchange Gold & Silver Index. The "x" axis reflects computation periods from 6/23/88 to 9/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Toronto Stock Exchange Gold & Silver Index; the ending values were $11,167and $13,936, respectively. The legend in the upper middle quadrant of the graphic presentation indicates the Fund's Average Annual Total Return for the one-year, five-year, and the since inception (6/23/88) periods ended 9/30/97, which were (15.24%), 9.96%, and 1.27%, respectively.

A3. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Blanchard Flexible Income Fund (the "Fund") is represented by a broken line. The Merrill Lynch Aggregate Bond Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the Merrill Lynch Aggregate Bond Index. The "x" axis reflects computation periods from 11/2/92 to 9/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Merrill Lynch Aggregate Bond Index; the ending values were $14,003 and $14,387, respectively. The legend in the upper middle quadrant of the graphic presentation indicates the Fund's Average Annual Total Return for the one-year, and the since inception (11/2/92) periods ended 9/30/97, which were 9.53% and 7.25%, respectively.

A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Blanchard Short-Term Flexible Income Fund (the "Fund") is represented by a broken line. The Merrill Lynch Short-Term Govenment Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the Merrill Lynch Short-Term Govenment Index. The "x" axis reflects computation periods from 4/16/93 to 9/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Merrill Lynch Short-Term Govenment Index; the ending values were $12,940 and $12,709, respectively. The legend in the upper middle quadrant of the graphic presentation indicates the Fund's Average Annual Total Return for the one-year, and the since inception (4/16/93) periods ended 9/30/97, which were 7.24% and 5.95%, respectively.

A5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Blanchard Flexible Tax-Free Bond Fund (the "Fund") is represented by a broken line. The Lehman Brothers Current Municipal Bond Index is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the Lehman Brothers Current Municipal Bond Index. The "x" axis reflects computation periods from 8/12/93 to 9/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Lehman Brothers Current Municipal Bond Index; the ending values were $13,553 and $12,485, respectively. The legend in the upper middle quadrant of the graphic presentation indicates the Fund's Average Annual Total Return for the one-year, and the since inception (8/12/93) periods ended 9/30/97, which were 9.59% and 7.63%, respectively.

A6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Blanchard Asset Allocation Fund (the "Fund") is represented by a broken line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a solid line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the S&P 500. The "x" axis reflects computation periods from 6/6/96 to 9/30/97. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500; the ending values were $14,534 and $14,571, respectively. The legend in the upper middle quadrant of the graphic presentation indicates the Fund's Average Annual Total Return for the one-year and the since inception (6/6/96) periods ended 9/30/97, which were 38.64%, 33.03%, respectively.